UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-6083

Name of Registrant:	Vanguard Ohio Tax-Free Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2004 - November 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Ohio Tax-Exempt Funds

 > Annual Report

November 30, 2005

Vanguard Ohio Tax-Exempt Money Market Fund

Vanguard Ohio Long-Term Tax-Exempt Fund

> Short-term interest rates increased steadily in the 2005 fiscal year, while longer-term rates fell slightly.

> The Vanguard Ohio Tax-Exempt Funds posted returns consistent with their investment goals and objectives.

> The returns of both funds topped the average returns of competing funds.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Ohio Tax-Exempt Money Market Fund	9
Ohio Long-Term Tax-Exempt Fund	22
About Your Fund's Expenses	41
Glossary	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2005

Total Return

Vanguard Ohio Tax-Exempt Money Market Fund	2.2%
SEC 7-Day Annualized Yield: 2.89%
Taxable-Equivalent Yield: 4.82%[1]

Average Ohio Tax-Exempt Money Market Fund[2]	1.7

Vanguard Ohio Long-Term Tax-Exempt Fund	3.2%
SEC 30-Day Annualized Yield: 3.86%
Taxable-Equivalent Yield: 6.43%[1]

Lehman 10 Year Municipal Bond Index	3.0

Average Ohio Municipal Debt Fund[2]	3.0

Lehman Municipal Bond Index	3.9

Your Fund’s Performance at a Glance
November 30, 2004–November 30, 2005

			Distributions Per Share
Vanguard Ohio Tax-Exempt Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Money Market	$1.00	$1.00	$0.022	$0.000

Long-Term	12.24	12.00	0.527	0.100

1	This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35% and the maximum State of Ohio income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
2	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

In the fiscal year ended November 30, 2005, shorter-term interest rates rose steadily, while longer-term rates decreased. This convergence of rates created a challenging environment for fixed income managers, yet your fund’s advisor skillfully steered the Ohio Tax-Exempt Funds to respectable results.

The Ohio Long-Term Tax-Exempt Fund posted a 3.2% total return, beating the average return of competing funds. The yield of the Long-Term Tax-Exempt Fund moved to 3.86%, slightly above its 3.44% level a year earlier. The Ohio Tax-Exempt Money Market Fund returned 2.2% for the 12 months. The fund’s yield on November 30 was 2.89%, a significant jump from last year’s level of 1.57%. The Money Market Fund preserved its net asset value of $1 per share, as is expected but not guaranteed.

The first table on page 1 presents the total returns of the Ohio Tax-Exempt Funds and their comparative standards. We also display the funds’ yields on November 30 as well as their taxable-equivalent yields. The taxable-equivalent yields can be used to compare the yields of tax-exempt securities with those of fully taxable bonds. These calculations assume that an investor is subject to the highest federal and state income tax rates.

The second table on page 1 shows the funds’ net asset values at the start and the end of the period and their per-share distributions during the fiscal year.

Interest rates converged as the Fed tightened monetary policy

During the 12 months ended November 30, the broad fixed income market produced modest returns in an unusual interest rate environment. As the Federal Reserve Board raised its target for short-term rates to 4.00%—a 2-percentage-point increase over the year—the impact on short-term securities was pronounced. The effect on long-term rates, by contrast, was muted. Indeed, the yield of the 30-year U.S. Treasury bond declined modestly.

These dynamics produced a “flattening of the yield curve”—a reduction in the difference between short- and long-term interest rates. The outcome was lower prices and weak returns for short- and intermediate-term bonds, solid returns for the longest-term securities, and a modest 2.4% return for the overall taxable bond market. Because municipal bond yields did not rise as much as yields of taxable securities, the broad tax-exempt bond market produced a higher 12-month return.

The different behavior of short- and long-term rates reflected inconsistencies in the broader economy. For example, growth in the value of goods and services produced by U.S. workers was surprisingly robust,

Market Barometer
Average Annual Total Returns Periods Ended November 30, 2005
	One Year	Three Years	Five Years
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.4%	4.0%	6.1%
Lehman Municipal Bond Index	3.9	4.9	5.9
Citigroup 3-Month Treasury Bill Index	2.8	1.7	2.3
Stocks
Russell 1000 Index (Large-caps)	10.0%	13.1%	1.3%
Russell 2000 Index (Small-caps)	8.1	20.0	10.1
Dow Jones Wilshire 5000 Index (Entire market)	10.1	14.2	2.5
MSCI All Country World Index ex USA (International)	16.5	22.9	6.4
CPI
Consumer Price Index	3.5%	2.9%	2.6%

and corporate profits remained strong. But persistently high energy prices, which spiked in the wake of Hurricanes Katrina and Rita, seemed to threaten the economy’s vigor.

U.S. stocks produced solid returns, and international markets surged

Stocks produced fiscal-year returns in the neighborhood of 10%, but, as with bonds, the stock market’s interim ups and downs seemed to echo the economy’s mixed signals. The broad U.S. market returned 10.1%. Large-capitalization stocks outperformed their smaller counterparts.

International stocks were the period’s best performers, even as a strengthening dollar reduced the value of international assets for U.S. investors. The long-slumbering Japanese market was a notably strong performer.

The funds’ returns were consistent with their goals and objectives

The Ohio Long-Term Tax-Exempt Fund’s 3.2% return reflected a modest increase in income that was sufficient to offset declining prices for the portfolio’s bonds. The fund topped the return of its index benchmark and the average return of competing Ohio municipal debt funds. The longer-maturity bonds held by the fund represented the better-performing segment of an unsettled fixed income market.

The 2.2% return of the Ohio Tax-Exempt Money Market Fund was mainly a result of the increase in short-term rates. The very short maturity of the fund’s securities allowed it to quickly translate rising rates into higher income. The fund outperformed its average peer largely due to its lower expense ratio.

Expense Ratios:1
Your fund compared with its peer group

Ohio Tax-Exempt Fund	Fund	Peer Group

Money Market	0.13%	0.66%

Long-Term	0.14	1.12

1	Fund expense ratios reflect the fiscal year ended November 30, 2005. Peer groups are: for the Ohio Tax-Exempt Money Market Fund, the Average Ohio Tax-Exempt Money Market Fund; and for the Ohio Long-Term Tax-Exempt Fund, the Average Ohio Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2004.

For more details on the funds’ strategy and positioning, please see the Advisor’s Report, beginning on page 7.

Time reveals the advantages of low costs and skilled management

Despite the erratic interest rate environment, the funds’ advisor, Vanguard Fixed Income Group, was able to position the funds prudently while maintaining a focus on diversification, credit quality, the generation of consistent income, and low transaction costs.

This focus has created a powerful advantage for the Ohio Tax-Exempt Funds over the long term, as you can see in the table below. It presents the annualized returns of the two funds and their respective peer groups over a ten-year period. We also show the growth of a hypothetical initial investment of $10,000 over the ten years. As you can see, a modest advantage in the short term can become much more pronounced over time.

Muni funds can play a key role for tax-conscious investors
The marked “flattening of the yield curve” over the past year has been a surprise to many veteran bond investors. The development is yet another reminder that an effective long-term investment program should be designed to weather the unexpected.

Our time-tested advice is to maintain a portfolio that is balanced across asset classes (bond, money market, and stock funds) and diversified within each of those classes. Your allocations to each asset class should match your goals, risk tolerance, and time horizon. For investors in higher tax brackets, the Ohio Tax-Exempt Funds can be important components in

Total Returns
 Ten Years Ended November 30, 2005

	Average Annual Return		Final Value of a $10,000 Initial Investment[1]
Ohio Tax-Exempt Fund	Vanguard Fund	Average Competing Fund	Vanguard Fund	Average Competing Fund	Vanguard Advantage

Money Market	2.6%	2.2%	$12,909	$12,460	$449

Long-Term	5.6	4.6	17,193	15,618	1,575

1 Assuming reinvestment of all income dividends and capital gains distributions.

such an investment plan. These funds offer income that is free of both federal and Ohio taxes, and they also serve as ballast for equity investments, which are historically more volatile than bonds or money market instruments.

No matter what your current stage of investment—from saving for college to drawing retirement income—I encourage you to take advantage of the many online planning tools available on our website, Vanguard.com®. In addition, Vanguard offers a broad range of advisory services that can help you make sure your investment strategy is suited to your unique circumstances.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
December 14, 2005

Advisor’s Report

During the past 12 months, the yields of all but the longest-term municipal securities rose. The increase was most pronounced among shorter-term securities, producing a “flattening” of the yield curve. A similar pattern unfolded in the U.S. Treasury market, though with a sharper rise in short-term rates.

The Vanguard Ohio Tax-Exempt Funds provided returns consistent with those of their market segments. The Money Market Fund returned 2.2%. The Long-Term Fund returned 3.2%.

The Fed’s tightening continued, and economic growth remained solid

Throughout the fiscal year, the Federal Reserve Board continued to tighten monetary policy, gradually raising its target for short-term rates from 2.00% to 4.00%. The Fed maintained that, despite the rise in borrowing costs produced by the steady increase in short-term rates, the economy would continue to expand, bolstered by productivity growth and reconstruction activity in hurricane-affected areas. Some analysts believe that the central bank will continue to raise rates at its “measured pace” of 25-basis-point increments.

As the Fed’s comments suggested, the economy’s recent performance has been strong, driven by consumer spending and business investment. To the extent that inflation became a concern, energy prices were the primary culprit. Hurricanes Katrina and Rita idled some Gulf Coast refineries, which led to significant spikes in already-high oil and gasoline prices. The Consumer Price Index rose 1.2% in September, its largest monthly increase in 25 years. The “core” inflation rate, which excludes volatile food and energy prices, rose more modestly.

Yields of Municipal Securities
 (AAA-Rated General-Obligation Issues)

Maturity	Nov. 30, 2004	Nov. 30, 2005	Change (basis points)

2 years	2.19%	3.24%	+105

5 years	2.85	3.43	+58

10 years	3.66	3.87	+21

30 years	4.76	4.55	-21

Yields of U.S. Treasury Securities

Maturity	Nov. 30, 2004	Nov. 30, 2005	Change (basis points)

2 years	3.00%	4.41%	+141

5 years	3.69	4.41	+72

10 years	4.35	4.48	+13

30 years	5.00	4.69	-31

Source: The Vanguard Group.

Treasury and municipal markets generally followed the Fed’s lead

The yields of short-term municipal and Treasury securities increased as the Fed boosted its interest rate target. The tables on page 7 show yield changes for Treasury and municipal securities across the maturity spectrum. Yield increases were less pronounced among longer-term securities. In fact, the yields of the longest-maturity bonds declined during the 12-month period. The supply of Ohio debt remained virtually unchanged at $10.9 billion during fiscal 2005.

Both funds’ 12-month performance was driven by rising rates

As short-term interest rates rose, the Ohio Tax-Exempt Money Market Fund translated higher yields into more income. The fund’s 2.2% return was 1.1 percentage points higher than its fiscal 2004 return, and its 7-day SEC yield finished the period at 2.89%, up 1.32 percentage points from a year earlier. We kept the fund’s average maturity at the short end of its typical range, which allowed us to accelerate investment in newly issued higher-yielding securities. The fund topped the average return of its peer group during the 12 months.

Rising rates also affected the Ohio Long-Term Tax-Exempt Fund, but the primary short-term impact was mixed. The fund returned 3.2%, as its interest income more than offset a modest decline in the prices of short- and intermediate-term bonds. The fund’s return surpassed the peer-group average. As usual, the portfolio emphasized quality and diversification by issuer. The fund’s duration—a measure of interest rate sensitivity—remained near the short end of its typical range. This defensive positioning limited the fund’s participation in the price appreciation that took place in the longest portion of the yield curve.

Conservative strategies and low costs have provided a durable advantage

In any 12-month period, the funds’ relatively conservative strategies can be an advantage or disadvantage. Over time, however, the funds’ disciplined approach has produced highly competitive returns. The combination of conservative positioning and long-term outperformance partly reflects the funds’ low operating costs, which reduce the need to take unnecessary risks in pursuit of return. Vanguard’s expense advantage is important in any market environment, but it’s especially critical in the current environment of low yields.

John M. Carbone, Principal
Vanguard Fixed Income Group
December 15, 2005

Ohio Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2005

Financial Attributes

Yield	2.9%

Average Weighted Maturity	34 days

Average Quality[1]	MIG-1

Expense Ratio	0.13%

Distribution by Credit Quality[2] (% of portfolio)

MIG-1/A-1+/SP-1+/F-1+	89%

P-1/A-1/SP-1/F-1	10

AAA/AA	1

1 Moody’s Investors Service.
2 Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.
  See page 43 for a glossary of investment terms.

Ohio Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Ohio Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The annualized yield shown for this fund reflects current earnings more closely than do the average annual returns. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1995–November 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended November 30, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Ohio Tax-Exempt Money Market Fund	2.21%	1.73%	2.59%	$12,909

Average Ohio Tax-Exempt Money Market Fund[1]	1.73	1.30	2.22	12,460

1 Returns for the Average Ohio Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
   Note: See Financial Highlights table on page 20 for dividend information.

Ohio Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 1995–November 30, 2005

Fiscal Year	Total Return	Average Fund[1] Total Return

1996	3.4%	3.1%

1997	3.5	3.2

1998	3.4	3.1

1999	3.0	2.8

2000	4.0	3.6

2001	3.0	2.6

2002	1.4	1.0

2003	0.9	0.6

2004	1.1	0.6

2005	2.2	1.7

SEC 7-Day Annualized Yield (11/30/2005): 2.89%

Average Annual Total Returns: Periods Ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Ohio Tax-Exempt Money Market Fund	6/18/1990	2.02%	1.78%	0.00%	2.60%	2.60%

1 Returns for the Average Ohio Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.

Ohio Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Municipal Bonds (100.2%)
Akron OH Bath & Copley Joint Township Hosp. Dist. Rev. (Summa Health Systems) VRDO	3.080%	12/7/05 LOC	14,900	14,900
1 Akron OH Income Tax Rev (Community Learning Center) TOB VRDO	3.070%	12/7/05 (3)	4,380	4,380
1 Akron OH Income Tax Rev (Community Learning Center) TOB VRDO	3.080%	12/7/05 (3)	2,320	2,320
Butler County OH BAN	3.250%	3/9/06	4,000	4,008
Butler County OH BAN	4.000%	9/21/06	4,500	4,538
1 Butler County OH Waterworks Rev. TOB VRDO	3.080%	12/7/05 (2)	2,555	2,555
1 Canal Winchester OH Local School Dist GO TOB VRDO	3.070%	12/7/05 (1)	7,725	7,725
1 Cincinnati OH City School Dist. GO TOB VRDO	3.070%	12/7/05 (4)	7,630	7,630
1 Cincinnati OH City School Dist. GO TOB VRDO	3.070%	12/7/05 (4)	2,790	2,790
1 Cincinnati OH City School Dist. GO TOB VRDO	3.080%	12/7/05 (4)	8,000	8,000
1 Cleveland OH Airport System Rev. TOB VRDO	3.120%	12/7/05 (4)	1,500	1,500
Cleveland OH Airport System Rev. VRDO	3.040%	12/7/05 (4)	300	300
1 Cleveland OH GO TOB VRDO	3.070%	12/7/05 (3)	3,050	3,050
Cleveland OH State Univ. Rev. VRDO	3.050%	12/7/05 (3)	14,535	14,535
Cleveland OH Water Works Rev	5.000%	1/1/06 (4)	6,765	6,779
Cleveland OH Water Works Rev. VRDO	3.050%	12/7/05 (4)	21,225	21,225
Cleveland-Cuyahoga County OH Port Auth. Rev (Museum of Art) VRDO	3.040%	12/7/05	10,000	10,000
Cleveland-Cuyahoga County OH Port Auth. Rev (Museum of Art) VRDO	3.050%	12/7/05	5,000	5,000
Clinton County OH Hosp. Rev (Memorial Hosp.) VRDO	3.040%	12/7/05 LOC	23,700	23,700
1 Columbus OH City School Dist. School Fac Construction & Improvement GO TOB VRDO	3.070%	12/7/05 (4)	2,745	2,745
1 Columbus OH City School Dist. School Fac Construction & Improvement GO TOB VRDO	3.070%	12/7/05 (4)	8,210	8,210
Columbus OH Sewer VRDO	3.040%	12/7/05	7,700	7,700
Dayton OH Limited Tax Airport Improvement BAN	3.250%	7/6/06	5,025	5,042

Ohio Tax-Exempt Money Market Fund

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Delaware City OH BAN	4.000%	7/27/06	10,440	10,523
Delaware County OH BAN	4.000%	8/15/06	2,600	2,620
Fairfield Township OH BAN	4.000%	7/13/06	4,240	4,272
Franklin County OH Hosp. Rev (Children's Hosp.) VRDO	3.080%	12/7/05 (3)	6,000	6,000
Franklin County OH Hosp. Rev (Children's Hosp.) VRDO	3.080%	12/7/05 (3)	12,060	12,060
1 Franklin County OH Hosp. Rev (Doctors OhioHealth) TOB VRDO	3.080%	12/7/05 (Prere.)	34,380	34,380
Franklin County OH Hosp. Rev (OhioHealth Corp.) VRDO	2.990%	12/7/05 LOC	14,300	14,300
Franklin County OH Hosp. Rev (Trinity Health Credit Group) VRDO	2.980%	12/7/05 (3)	5,100	5,100
Franklin County OH Hosp. Rev (U.S. Health Corp.) VRDO	3.030%	12/7/05 LOC	17,850	17,850
Green City OH BAN	4.000%	7/19/06	5,380	5,423
Grove City OH BAN	4.000%	8/24/06	8,418	8,481
Grove City OH BAN	4.500%	12/6/06	7,723	7,808
Hamilton County OH Hosp. Fac. Rev (Health Alliance of Greater Cincinnati) VRDO	3.000%	12/7/05 (1)	1,865	1,865
Hamilton County OH Hosp. Fac. Rev (Health Alliance of Greater Cincinnati) VRDO	3.000%	12/7/05 (1)	3,285	3,285
1 Hamilton County OH Sewer System Rev. TOB VRDO	3.070%	12/7/05 (1)	7,570	7,570
1 Hamilton County OH Sewer System Rev. TOB VRDO	3.080%	12/7/05 (1)	5,500	5,500
1 Hilliard OH School Dist. TOB VRDO	3.080%	12/7/05 (1)	4,310	4,310
Huron County OH Hosp. Fac. Rev (Fisher-Titus Medical Center) VRDO	3.080%	12/7/05 LOC	10,000	10,000
Independence OH BAN	4.250%	5/9/06	5,000	5,029
Kent OH BAN	4.000%	10/19/06	3,000	3,023
Kent State Univ. Ohio VRDO	3.060%	12/7/05 (1)	14,340	14,340
1 Kings OH Local School Dist. TOB VRDO	3.070%	12/7/05 (1)	5,480	5,480
Lakewood OH BAN	3.500%	6/15/06	5,000	5,019
1 Lakota OH Local School Dist. TOB VRDO	3.070%	12/7/05 (3)	16,545	16,545
Lebanon OH BAN	4.000%	9/19/06	4,500	4,535
1 Licking County OH Joint Vocational School Dist TOB VRDO	3.070%	12/7/05 (1)	2,085	2,085
1 Licking Heights OH Local School Dist. TOB VRDO	3.070%	12/7/05 (1)	7,045	7,045
1 Marysville OH Exempt Village School Dist TOB VRDO	3.070%	12/7/05 (1)	5,415	5,415
1 Marysville OH Exempt Village School Dist TOB VRDO	3.070%	12/7/05 (1)	4,910	4,910
Mason OH BAN	4.000%	6/29/06	2,925	2,946
Mason OH City School Dist. BAN	3.500%	2/9/06	5,650	5,663
Montgomery County OH Rev (Catholic Health Initiatives) VRDO	2.960%	12/7/05	14,600	14,600

Ohio Tax-Exempt Money Market Fund

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Montgomery County OH Rev (Catholic Health Initiatives) VRDO	2.960%	12/7/05	5,000	5,000
Montgomery County OH Rev (Catholic Health Initiatives) VRDO	2.980%	12/7/05	11,735	11,735
Ohio Air Quality Fac. Rev (Columbus Southern Power Co.) VRDO	3.070%	12/7/05 LOC	15,100	15,100
1 Ohio Building Auth. Rev (Administration Building Fund) TOB VRDO	3.070%	12/7/05 (4)	4,180	4,180
1 Ohio Building Auth. Rev (Administration Building Fund) TOB VRDO	3.070%	12/7/05 (4)	3,215	3,215
1 Ohio Common Schools GO TOB VRDO	3.070%	12/7/05	4,295	4,295
1 Ohio Common Schools TOB VRDO	3.070%	12/7/05	6,355	6,355
1 Ohio GO TOB VRDO	3.060%	12/7/05 (4)	2,955	2,955
1 Ohio GO TOB VRDO	3.070%	12/7/05 (2)	7,525	7,525
1 Ohio GO TOB VRDO	3.080%	12/7/05	4,125	4,125
Ohio Higher Educ. Capital Fac. Rev	5.250%	12/1/05	2,000	2,000
1 Ohio Higher Educ. Capital Fac. Rev. TOB VRDO	3.080%	12/7/05	5,215	5,215
Ohio Higher Educ. Fac. Comm. Rev (Case Western Reserve Univ.) CP	2.730%	12/14/05	14,000	14,000
Ohio Higher Educ. Fac. Comm. Rev (Case Western Reserve Univ.) CP	2.750%	12/14/05	1,500	1,500
Ohio Higher Educ. Fac. Comm. Rev (Case Western Reserve Univ.) VRDO	2.930%	12/7/05	9,810	9,810
Ohio Higher Educ. Fac. Comm. Rev (College Mount St. Joseph) VRDO	3.060%	12/7/05 LOC	16,700	16,700
Ohio Higher Educ. Fac. Comm. Rev (John Carroll Univ.) VRDO	3.070%	12/7/05 LOC	4,600	4,600
Ohio Higher Educ. Fac. Comm. Rev (Kenyon College) VRDO	3.000%	12/7/05	15,800	15,800
Ohio Higher Educ. Fac. Comm. Rev (Marietta College) VRDO	3.070%	12/7/05 LOC	4,600	4,600
Ohio Higher Educ. Fac. Comm. Rev (Mount Union College) VRDO	3.060%	12/7/05 LOC	1,365	1,365
Ohio Higher Educ. Fac. Comm. Rev (Pooled Financing) VRDO	3.250%	12/7/05 LOC	6,140	6,140
1 Ohio Higher Educ. GO TOB VRDO	3.020%	12/7/05	17,570	17,570
1 Ohio Higher Educ. GO TOB VRDO	3.080%	12/7/05	10,705	10,705
1 Ohio Housing Finance Agency Mortgage Rev TOB VRDO	3.070%	12/7/05	4,800	4,800
1 Ohio Housing Finance Agency Mortgage Rev TOB VRDO	3.120%	12/7/05	9,060	9,060
1 Ohio Housing Finance Agency Mortgage Rev TOB VRDO	3.120%	12/7/05	4,880	4,880
1 Ohio Housing Finance Agency Mortgage Rev TOB VRDO	3.120%	12/7/05	3,960	3,960
Ohio Housing Finance Agency Mortgage Rev. VRDO	2.980%	12/7/05	1,810	1,810
Ohio Housing Finance Agency Mortgage Rev. VRDO	2.980%	12/7/05	5,000	5,000

Ohio Tax-Exempt Money Market Fund

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Ohio Housing Finance Agency Mortgage Rev. VRDO	3.020%	12/7/05	8,000	8,000
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.030%	12/7/05	8,720	8,720
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.030%	12/7/05	6,400	6,400
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.050%	12/7/05	5,000	5,000
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.110%	12/7/05	11,870	11,870
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.110%	12/7/05	1,460	1,460
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.110%	12/7/05	8,000	8,000
1 Ohio Infrastructure Improvement GO TOB VRDO	3.080%	12/7/05	7,295	7,295
Ohio Solid Waste Rev (BP Exploration & Oil Inc.) VRDO	3.060%	12/1/05	9,025	9,025
Ohio Solid Waste Rev (BP Exploration & Oil Inc.) VRDO	3.060%	12/1/05	2,400	2,400
Ohio Solid Waste Rev (BP Exploration & Oil Inc.) VRDO	3.060%	12/1/05	12,885	12,885
Ohio Solid Waste Rev (BP Exploration & Oil Inc.) VRDO	3.060%	12/1/05	8,800	8,800
Ohio State Univ. CP	2.740%	12/13/05	10,000	10,000
Ohio State Univ. CP	3.060%	12/14/05	6,500	6,500
1 Ohio State Univ. General Receipts Rev. TOB VRDO	3.070%	12/7/05	5,390	5,390
Ohio State Univ. General Receipts Rev. VRDO	2.970%	12/7/05	16,000	16,000
Ohio State Univ. General Receipts Rev. VRDO	2.980%	12/7/05	700	700
Ohio State Univ. General Receipts Rev. VRDO	3.040%	12/7/05	3,100	3,100
Ohio State Univ. General Receipts Rev. VRDO	3.040%	12/7/05	4,300	4,300
Ohio Turnpike Comm. Turnpike Rev	5.500%	2/15/06 (1)(Prere.)	5,800	5,953
Ohio Water Dev. Auth. PCR (Ohio Edison Co.) VRDO	3.060%	12/1/05 LOC	10,100	10,100
Ohio Water Dev. Auth. PCR (Toledo Edison Co.) VRDO	3.000%	12/7/05 LOC	4,500	4,500
1 Ohio Water Dev. Auth. PCR TOB VRDO	3.100%	12/7/05	5,000	5,000
1 Ohio Water Dev. Auth. Rev. (Drinking Water Fund) TOB VRDO	3.070%	12/7/05	2,585	2,585
Ohio Water Dev. Auth. Rev. (Pure Water) VRDO	3.000%	12/7/05 (1)	4,350	4,350
Pepper Pike OH BAN	3.000%	6/22/06	1,373	1,375
Port of Greater Cincinnati OH Dev. Auth. Rev (National Underground Railroad Freedom Center) VRDO	3.000%	12/7/05 LOC	7,000	7,000
Portage County OH BAN	4.000%	10/26/06	11,115	11,204
Powell OH BAN	4.000%	11/1/06	3,500	3,528
Rickenbacker OH Port Auth. Econ. Dev. Rev (YMCA of Central Ohio) VRDO	3.250%	12/7/05 LOC	7,450	7,450
Salem OH Hosp. Rev. VRDO	3.080%	12/7/05 LOC	5,000	5,000
Summit County OH Rev (Western Reserve Academy) VRDO	3.060%	12/7/05 LOC	6,000	6,000
Toledo OH City Services Special Assessment VRDO	3.030%	12/7/05 LOC	7,200	7,200
Toledo OH City Services Special Assessment VRDO	3.030%	12/7/05 LOC	5,000	5,000
Toledo OH City Services Special Assessment VRDO	3.030%	12/7/05 LOC	5,000	5,000

Ohio Tax-Exempt Money Market Fund

Univ. of Akron OH General Receipts Rev. VRDO	3.060%	12/7/05 (3)	10,020	10,020
Univ. of Cincinnati OH General Receipts BAN	4.000%	3/28/06	7,100	7,129
Univ. of Cincinnati OH General Receipts VRDO	3.060%	12/7/05 (2)	18,355	18,355
Univ. of Toledo OH General Receipts VRDO	3.030%	12/1/05 (3)	11,490	11,490
Willoughby OH BAN	3.500%	12/14/05	2,650	2,651
Outside Ohio:
Puerto Rico Highway & Transp. Auth. Rev. VRDO	2.930%	12/7/05 (2)	400	400
1 Puerto Rico Infrastructure Financing Auth Special Tax Rev. TOB VRDO	3.060%	12/7/05 (2)	4,680	4,680
Total Municipal Bonds (Cost $912,429)				912,429
Other Assets and Liabilities (-0.2%)
Other Assets—Note B				16,833
Liabilities				(19,062)
				(2,229)
Net Assets (100%)
Applicable to 910,247,464 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				910,200
Net Asset Value Per Share				$1.00

At November 30, 2005, net assets consisted of:
	Amount ($000)	Per Share

Paid-in Capital	910,251	$1.00

Undistributed Net Investment Income	—	—

Accumulated Net Realized Losses	(51)	—

Unrealized Appreciation	—	—

Net Assets	910,200	$1.00

•	See Note A in Notes to Financial Statements.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, the aggregate value of these securities was $257,935,000, representing 28.3% of net assets.

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3)FGIC (Financial Security Assurance).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Tax-Exempt Money Market Fund

Statement of Operations

Year Ended November 30, 2005
($000)
Investment Income
Income
Interest	19,969
Total Income	19,969
Expenses
The Vanguard Group-Note B
Investment Advisory Services	92
Management and Administrative	782
Marketing and Distribution	188
Custodian Fees	5
Auditing Fees	14
Shareholders' Reports	9
Trustees' Fees and Expenses	1
Total Expenses	1,091
Net Investment Income	18,878
Realized Net Gain (Loss) on Investment Securities Sold	(40)
Change In Unrealized Appreciation (Depreciation) of Investment Securities	—
Net Increase (Decrease) In Net Assets Resulting from Operations	18,838

Ohio Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

Year Ended November 30,
2005 ($000)	2004 ($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	18,878	7,785
Realized Net Gain (Loss)	(40)	(3)
Change in Unrealized Appreciation (Depreciation)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	18,838	7,782
Distributions
Net Investment Income	(18,878)	(7,785)
Realized Capital Gain	—	—
Total Distributions	(18,878)	(7,785)
Capital Share Transactions (at $1.00)
Issued	729,137	631,588
Issued in Lieu of Cash Distributions	17,393	7,273
Redeemed	(634,300)	(581,864)
Net Increase (Decrease) from Capital Share Transactions	112,230	56,997
Total Increase (Decrease)	112,190	56,994
Net Assets
Beginning of Period	798,010	741,016
End of Period	910,200	798,010

Ohio Tax-Exempt Money Market Fund

Financial Highlights

Year Ended November 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.022	.011	.009	.014	.030
Net Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	—
Total from Investment Operations	.022	.011	.009	.014	.030
Distributions
Dividends from Net Investment Income	(.022)	(.011)	(.009)	(.014)	(.030)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.022)	(.011)	(.009)	(.014)	(.030)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	2.21%	1.06%	0.95%	1.41%	3.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$910	$798	$741	$712	$619
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.17%	0.17%	0.18%
Ratio of Net Investment Income to Average Net Assets	2.19%	1.06%	0.94%	1.40%	2.90%

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Ohio Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A.The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2005, the fund had contributed capital of $109,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Ohio Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2005

Financial Attributes
	Fund	Comparative Index[1]	Broad Index[2]

Number of Issues	221	6,365	36,709

Yield	3.9%	—	—

Yield to Maturity	4.0%[3]	3.9%	4.0%

Average Coupon	4.6%	5.1%	5.1%

Average Effective
Maturity	7.1 years	7.4 years	6.9 years

Average Quality	AA+	AAA	AA+

Average Duration	5.4 years	5.9 years	5.4 years

Expense Ratio	0.14%	—	—

Short-Term Reserves	4%	—	—

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.98	1.00	0.98	1.00

Beta	0.99	1.00	1.17	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	6%

1-5 Years	18

5-10 Years	60

10-20 Years	20

20-30 Years[4]	-4

Distribution by Credit Quality (% of portfolio)

AAA	78%

AA	17

A	3

BBB	2

Investment Focus

1	Lehman 10 Year Municipal Bond Index.
2	Lehman Municipal Bond Index.
3	Before expenses.
4	Reflects a short future position being used for duration-management purposes.
See page 43 for a glossary of investment terms.

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1995–November 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended November 30, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Ohio Long-Term Tax-Exempt Fund	3.20%	5.91%	5.57%	$17,193

Lehman Municipal Bond Index	3.88	5.92	5.72	17,448

Lehman 10 Year Municipal Bond Index	3.01	5.74	5.65	17,332

Average Ohio Municipal Debt Fund1	2.95	4.87	4.56	15,618

1 Derived from data provided by Lipper Inc.
   Note: See Financial Highlights table on page 36 for dividend and captial gains information.

Ohio Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1995–November 30, 2005

Fiscal Year	Capital Return	Income Return	Total Return	Lehman1 Total Return
1996	0.3%	5.4%	5.7%	5.7%
1997	0.9	5.4	6.3	7.1
1998	2.6	5.2	7.8	8.1
1999	-6.9	4.8	-2.1	-0.4
2000	3.2	5.6	8.8	7.7
2001	3.7	5.2	8.9	8.2
2002	1.8	4.9	6.7	6.7
2003	2.8	4.6	7.4	6.9
2004	-1.0	4.5	3.5	4.0
2005	-1.2	4.4	3.2	3.0

Average Annual Total Returns: Periods Ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Ohio Long-Term Tax-Exempt Fund	6/18/1990	2.90%	6.41%	0.94%	5.00%	5.94%

1 Lehman 10 Year Municipal Bond Index.

Ohio Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Municipal Bonds (98.4%)
Adams County OH School Dist. GO	5.550%	12/1/09 (1)	1,000	1,022
Akron OH GO	5.500%	12/1/18 (1)	1,315	1,431
Akron OH Income Tax Rev (Community Learning Center)	5.250%	12/1/18 (3)	1,240	1,339
Akron OH Income Tax Rev (Community Learning Center)	5.250%	12/1/19 (3)	2,515	2,714
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/14 (2)	2,625	2,808
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/15 (2)	2,865	3,065
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/16 (2)	1,015	1,079
Amherst OH Exempt Village School Dist. GO	5.750%	12/1/17 (3)	1,300	1,434
Amherst OH Exempt Village School Dist. GO	5.750%	12/1/18 (3)	1,300	1,434
Aurora County OH School Dist. GO	5.800%	12/1/05 (3)(Prere.)	3,000	3,060
Avon OH Local School Dist. GO	5.250%	12/1/23 (1)	745	804
Avon OH Local School Dist. GO	5.250%	12/1/29 (1)	2,400	2,541
Bowling Green State Univ Ohio General Receipts Rev	5.750%	6/1/10 (3)(Prere.)	2,250	2,478
Bowling Green State Univ Ohio General Receipts Rev	5.750%	6/1/10 (3)(Prere.)	1,190	1,311
Butler County OH GO	5.250%	12/1/16	1,570	1,704
Butler County OH GO	5.250%	12/1/17	1,655	1,788
Butler County OH Sewer System Rev	5.375%	12/1/09 (3)(Prere.)	1,230	1,328
Butler County OH Transp. Improvement Dist. Rev	6.000%	4/1/11 (4)	4,000	4,296
Butler County OH Transp. Improvement Dist. Rev	6.000%	4/1/12 (4)	2,320	2,492
Butler County OH Waterworks Rev	5.250%	12/1/21 (2)	4,000	4,366
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	805	884
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	950	1,044
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	1,080	1,187
Chillicothe OH City School Dist	5.250%	12/1/25 (3)	1,745	1,876
Cincinnati OH City School Dist. Improvement GO	5.375%	12/1/11 (1)(Prere.)	3,350	3,658
Cincinnati OH Water System Rev	5.500%	12/1/13	1,380	1,501
Cincinnati OH Water System Rev	5.500%	12/1/15	2,000	2,176

Ohio Long-Term Tax-Exempt Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
1 Cincinnati OH Water System Rev. TOB VRDO	3.070%	12/7/05	2,645	2,645
Cleveland OH Airport System Rev	5.250%	1/1/12 (4)	4,985	5,243
Cleveland OH GO	5.375%	9/1/10 (2)	1,000	1,080
Cleveland OH GO	5.500%	12/1/10 (3)(Prere.)	1,135	1,246
Cleveland OH GO	5.500%	12/1/11 (3)	1,340	1,463
Cleveland OH GO	5.375%	9/1/12 (2)	1,000	1,099
Cleveland OH GO	5.500%	12/1/12 (3)	1,415	1,549
Cleveland OH GO	5.250%	8/1/13 (3)(Prere.)	2,400	2,630
Cleveland OH GO	5.500%	10/1/20 (2)	7,350	8,395
Cleveland OH GO	5.500%	10/1/21 (2)	3,675	4,205
Cleveland OH GO	5.500%	10/1/22 (2)	3,870	4,437
Cleveland OH GO	5.500%	10/1/23 (2)	2,655	3,052
Cleveland OH School Dist. GO	0.000%	12/1/08 (3)(ETM)	400	360
Cleveland OH State Univ. Rev	5.250%	6/1/19 (3)	2,825	3,050
Cleveland OH State Univ. Rev	5.250%	6/1/24 (3)	1,000	1,071
2 Cleveland OH Water Works Rev	5.500%	1/1/21 (1)	9,635	10,920
Columbus OH City School Dist. School Fac Construction & Improvement GO	5.250%	12/1/24 (4)	2,390	2,573
Columbus OH City School Dist. School Fac Construction & Improvement GO	5.250%	12/1/28 (4)	2,070	2,211
Columbus OH Regional Airport Auth Airport Refunding Rev	5.500%	1/1/17 (3)	1,385	1,493
Columbus OH Regional Airport Auth Airport Refunding Rev	5.500%	1/1/18 (3)	1,455	1,566
Columbus OH Regional Airport Auth Airport Refunding Rev	5.500%	1/1/19 (3)	1,000	1,074
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,201
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,201
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,201
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	1,710	1,882
Cuyahoga County OH Hosp. Rev (Cleveland Clinic Foundation) VRDO	3.050%	12/1/05	1,900	1,900
Defiance OH Waterworks System GO	5.650%	12/1/18 (2)	1,130	1,218
Erie County OH Hosp. Fac. Rev (Firelands Regional Medical Center)	5.500%	8/15/22	1,750	1,830
Fairborn OH City School Dist School Improvement GO	5.500%	12/1/16 (3)	1,840	2,006
Fairborn OH City School Dist School Improvement GO	5.375%	12/1/20 (3)	1,200	1,290
Fairfield County OH Hosp. Rev (Lancaster-Fairfield Hosp.)	5.375%	6/15/15 (1)	3,000	3,261
Franklin County OH Convention Center Rev	0.000%	12/1/07 (1)	4,355	4,061
Franklin County OH Hosp. Rev (Trinity Health Credit Group)	5.000%	6/1/19	4,035	4,221

Ohio Long-Term Tax-Exempt Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Franklin County OH Hosp. Rev (Trinity Health Credit Group)	5.000%	6/1/21	4,465	4,647
Gallia County OH Hosp. Rev. (Holzer Medical Center)	5.125%	10/1/13 (2)	2,000	2,095
Garfield Heights OH City School Dist School Improvement GO	5.500%	12/15/18 (1)	1,640	1,785
Greater Cleveland OH Regional Transp. Auth. GO	5.650%	12/1/06 (3)(Prere.)	1,000	1,034
Greater Cleveland OH Regional Transp. Auth. GO	5.375%	12/1/08 (3)(Prere.)	1,665	1,774
Hamilton County OH Convention Center Fac. Auth. Rev. Second Lien	5.250%	12/1/20 (3)	1,185	1,274
Hamilton County OH Convention Center Fac. Auth. Rev. Second Lien	5.250%	12/1/21 (3)	1,245	1,336
Hamilton County OH Convention Center Fac. Auth. Rev. Second Lien	5.250%	12/1/23 (3)	1,380	1,476
Hamilton County OH Convention Center Fac. Auth. Rev. Second Lien	5.250%	12/1/24 (3)	1,455	1,554
Hamilton County OH Hosp. Fac. Rev (Cincinnati Children's Hosp.)	5.200%	5/15/09 (1)	2,000	2,078
Hamilton County OH Hosp. Fac. Rev (Cincinnati Children's Hosp.)	5.500%	5/15/19 (3)	2,865	3,126
Hamilton County OH Hosp. Fac. Rev (Cincinnati Children's Hosp.)	5.500%	5/15/20 (3)	3,020	3,293
Hamilton County OH Sales Tax Rev	0.000%	12/1/28 (2)	9,915	3,269
Hamilton County OH Sales Tax Rev (Hamilton County Football)	5.500%	6/1/08 (1)(Prere.)	575	609
Hamilton County OH Sewer System Rev	5.450%	12/1/09 (3)	3,250	3,488
Hamilton County OH Sewer System Rev	5.625%	6/1/10 (1)(Prere.)	965	1,058
Hamilton County OH Sewer System Rev	5.625%	6/1/10 (1)(Prere.)	755	828
Hamilton County OH Sewer System Rev	5.250%	12/1/11 (1)(Prere.)	1,355	1,471
Hamilton County OH Sewer System Rev	5.250%	12/1/11 (1)(Prere.)	1,000	1,085
Highland OH Local School Dist. School Improvement GO	5.750%	12/1/17 (4)	1,510	1,666
Hilliard OH School Dist. GO	5.750%	12/1/05 (3)(Prere.)	2,000	2,040
Hilliard OH School Dist. GO	0.000%	12/1/12 (3)	3,220	2,431
Hilliard OH School Dist. GO	0.000%	12/1/13 (3)	3,220	2,315
Hilliard OH School Dist. GO	0.000%	12/1/14 (3)	2,720	1,850
Hilliard OH School Dist. GO	0.000%	12/1/15 (3)	3,720	2,400
Hilliard OH School Dist. GO	5.250%	12/1/16 (3)	2,000	2,158
Indian Hill OH Exempt Village School Dist Hamilton County GO	5.500%	12/1/11 (Prere.)	1,295	1,424
Jackson OH Local School Dist. Stark & Summit Counties Construction & Improvement	5.250%	12/1/26 (3)	4,350	4,651
Lake County OH Hosp. Fac. Rev (Lake Hosp. System Inc.)	5.375%	8/15/15 (2)	2,900	3,044
Lake Ohio Local School Dist. Stark County OH GO	5.750%	12/1/10 (3)(Prere.)	1,000	1,100
Logan Hocking OH Local School Dist. GO	5.500%	12/1/18 (1)	1,675	1,840
Lorain County OH GO	5.500%	12/1/17 (3)	1,000	1,095

Ohio Long-Term Tax-Exempt Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lorain County OH GO	5.500%	12/1/22 (3)	1,500	1,641
Lorain County OH Hosp. Fac. Rev (Catholic Healthcare Partners)	6.000%	9/1/08 (1)	1,250	1,324
Lorain County OH Hosp. Fac. Rev (Catholic Healthcare Partners)	5.400%	10/1/21	4,000	4,227
Lucas County OH Hosp. Rev (ProMedica Health Care)	5.750%	11/15/14 (1)(ETM)	5,360	5,587
Lucas County OH Hosp. Rev (ProMedica Health Care)	5.750%	11/15/14 (1)	640	667
Lucas County OH Hosp. Rev (ProMedica Health Care)	5.625%	11/15/15 (2)	2,500	2,700
Lucas County OH Hosp. Rev (ProMedica Health Care)	5.625%	11/15/17 (2)	2,075	2,235
Mad River OH Local School Dist. GO	5.750%	12/1/16 (3)	1,195	1,333
Mahoning Valley OH Sanitation Dist. Water Rev	5.750%	11/15/18 (4)	1,300	1,413
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	2,095	2,293
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	2,035	2,228
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	2,140	2,343
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	3,000	3,284
Mason OH City School Dist. GO	5.250%	12/1/20 (3)	1,500	1,674
Mason OH City School Dist. GO	5.250%	12/1/21 (3)	1,500	1,675
Miami Univ. of OH General Receipts Refunding	5.250%	12/1/20 (2)	2,000	2,158
Middletown OH GO	5.750%	12/1/19 (3)	2,500	2,718
Milford OH Exempt Village School Dist School Improvement GO	6.000%	12/1/11 (4)(Prere.)	1,425	1,603
Milford OH Exempt Village School Dist School Improvement GO	6.000%	12/1/11 (4)(Prere.)	1,600	1,800
Montgomery County OH GO	5.500%	12/1/19	1,165	1,267
Montgomery County OH Rev (Catholic Health Initiative)	5.500%	9/1/15	3,270	3,482
Montgomery County OH Rev (Catholic Health Initiative)	5.000%	5/1/30	7,630	7,766
Nordonia Hills OH Local School Dist. GO	0.000%	12/1/11 (2)	1,200	949
Nordonia Hills OH Local School Dist. GO	0.000%	12/1/12 (2)	1,700	1,282
North Olmsted OH GO (Library Improvement)	5.500%	12/1/16 (3)	1,355	1,465
Oak Hills OH Local School Dist. GO	7.200%	12/1/09 (1)	1,625	1,841
Ohio Building Auth. Rev (Administration Building Fund)	5.500%	4/1/16 (4)	1,000	1,094
Ohio Building Auth. Rev. (State Correctional Fac.)	5.750%	4/1/10 (Prere.)	2,000	2,196
Ohio Building Auth. Rev. (State Fac. Art Building)	5.500%	4/1/14	1,585	1,721
Ohio Building Auth. Rev. (State Fac. Art Building)	5.500%	4/1/15	1,500	1,629
Ohio Building Auth. Rev (State Fac. Highway Safety Building Fund)	5.500%	10/1/17 (4)	1,305	1,416
Ohio Building Auth. Rev (State Fac. Highway Safety Building Fund)	5.500%	10/1/18 (4)	1,380	1,497

Ohio Long-Term Tax-Exempt Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Ohio Higher Educ. Fac. Comm. Rev (Case Western Reserve Univ.)	5.500%	10/1/19	5,000	5,463
Ohio Higher Educ. Fac. Comm. Rev (Case Western Reserve Univ.)	6.500%	10/1/20	250	303
Ohio Higher Educ. Fac. Comm. Rev (Case Western Reserve Univ.) VRDO	3.010%	12/1/05	4,150	4,150
Ohio Higher Educ. Fac. Comm. Rev (Denison Univ.)	5.500%	11/1/14	1,000	1,100
Ohio Higher Educ. Fac. Comm. Rev (John Carroll Univ.)	5.750%	4/1/19 (1)	4,000	4,197
Ohio Higher Educ. Fac. Comm. Rev (John Carroll Univ.)	5.850%	4/1/20 (1)	2,875	3,123
Ohio Higher Educ. Fac. Comm. Rev (Northern Univ.)	5.000%	5/1/20	3,745	3,905
Ohio Higher Educ. Fac. Comm. Rev (Northern Univ.)	5.000%	5/1/26	5,275	5,414
Ohio Higher Educ. Fac. Comm. Rev (Oberlin College)	5.000%	10/1/33	5,000	5,127
Ohio Higher Educ. Fac. Comm. Rev (Univ. of Dayton)	0.000%	12/1/06 (3)	1,000	968
Ohio Higher Educ. Fac. Comm. Rev (Univ. of Dayton)	5.375%	12/1/16 (2)	1,795	1,943
Ohio Higher Educ. Fac. Comm. Rev (Xavier Univ.)	6.000%	5/15/11 (1)	2,000	2,111
Ohio Higher Educ. Fac. Comm. Rev (Xavier Univ.)	5.300%	5/15/17 (1)	2,200	2,299
Ohio Higher Educ. Fac. Comm. Rev (Xavier Univ.)	5.375%	5/15/22 (1)	6,250	6,526
Ohio Housing Finance Agency Mortgage Rev	5.450%	9/1/31	1,575	1,607
Ohio Housing Finance Agency Mortgage Rev	5.625%	3/1/32	3,065	3,132
Ohio PCR (Sohio Air British Petroleum Co.) VRDO	2.980%	12/1/05	1,500	1,500
Ohio Solid Waste Rev (Waste Management Inc.) PUT	4.850%	11/1/07	2,500	2,529
Ohio State Parks & Recreation Capital Fac. Rev	5.500%	12/1/15	2,245	2,427
Ohio State Univ. General Receipts Rev	5.250%	6/1/23	3,000	3,229
Ohio Turnpike Comm. Turnpike Rev	5.500%	2/15/18	3,150	3,395
Ohio Turnpike Comm. Turnpike Rev	5.500%	2/15/19	2,235	2,408
Ohio Turnpike Comm. Turnpike Rev	5.500%	2/15/20	1,570	1,688
Ohio Turnpike Comm. Turnpike Rev	5.500%	2/15/24 (3)	5,000	5,752
Ohio Water Dev. Auth. PCR	5.125%	12/1/07 (1)(Prere.)	1,900	1,983
Ohio Water Dev. Auth. PCR	5.500%	6/1/21	6,435	7,365
Ohio Water Dev. Auth. PCR	5.500%	6/1/22	6,350	7,285
Ohio Water Dev. Auth. PCR	5.500%	6/1/23	2,155	2,477
Ohio Water Dev. Auth. PCR	5.500%	12/1/23	2,155	2,483
Ohio Water Dev. Auth. Rev (Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,100	2,300

Ohio Long-Term Tax-Exempt Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Ohio Water Dev. Auth. Rev (Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,170	2,377
Ohio Water Dev. Auth. Rev (Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,735	2,995
Ohio Water Dev. Auth. Rev (Fresh Water Improvement)	5.500%	6/1/21 (4)	1,215	1,391
Ohio Water Dev. Auth. Rev (Fresh Water Improvement)	5.500%	6/1/22	5,370	6,147
Ohio Water Dev. Auth. Rev (Fresh Water Improvement)	5.500%	12/1/22	4,690	5,382
Ohio Water Dev. Auth. Rev (Fresh Water Improvement)	5.500%	6/1/23	1,225	1,406
Ohio Water Dev. Auth. Rev (Fresh Water Improvement)	5.500%	12/1/23	1,115	1,283
Ohio Water Dev. Auth. Rev. (Pure Water)	7.000%	12/1/09 (2)(ETM)	1,195	1,269
Ohio Water Dev. Auth. Rev. (Pure Water)	5.500%	12/1/11 (2)	250	250
Olentangy OH Local School Dist. GO	5.500%	12/1/16 (4)	1,230	1,347
Olentangy OH Local School Dist. School Fac Construction & Improvement	5.500%	12/1/19 (3)	1,300	1,436
Olentangy OH Local School Dist. School Fac Construction & Improvement	5.500%	12/1/19 (3)	1,000	1,105
Olentangy OH Local School Dist. School Fac Construction & Improvement	5.500%	12/1/20 (3)	2,750	3,036
Olentangy OH Local School Dist. School Fac Construction & Improvement	5.500%	12/1/20 (3)	1,000	1,104
Olentangy OH Local School Dist. School Fac Construction & Improvement	5.250%	12/1/21 (3)	1,400	1,508
Parma OH Hosp. Improvement Rev (Parma Community General Hosp.)	5.250%	11/1/13	2,000	2,072
Plain OH Local School Dist. GO	5.500%	12/1/17 (3)	1,175	1,279
Reynoldsburg OH School Dist. GO	0.000%	12/1/09 (3)	1,465	1,262
Reynoldsburg OH School Dist. GO	0.000%	12/1/10 (3)	1,465	1,212
Richland County OH GO	6.950%	12/1/11 (2)	450	460
Richland County OH GO	5.400%	12/1/15 (2)	1,120	1,144
Rocky River OH City School Dist. GO	5.375%	12/1/17	2,200	2,440
Sugarcreek OH Local School Dist. GO	5.250%	12/1/19 (1)	1,215	1,311
Sugarcreek OH Local School Dist. GO	5.250%	12/1/20 (1)	1,460	1,576
Sugarcreek OH Local School Dist. GO	5.250%	12/1/21 (1)	1,625	1,754
Summit County OH GO	6.250%	12/1/10 (3)(Prere.)	1,420	1,599
Summit County OH GO	6.500%	12/1/10 (3)(Prere.)	2,000	2,275
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,800	2,025
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,910	2,148
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	2,020	2,272
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,420	1,597
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,595	1,794

Ohio Long-Term Tax-Exempt Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Summit County OH GO	5.500%	12/1/19 (3)	1,000	1,140
Summit County OH GO	5.500%	12/1/20 (3)	1,725	1,972
Summit County OH Sanitary Sewer System Improvement GO	5.500%	12/1/11 (3)(Prere.)	1,015	1,118
Tri Valley OH Local School Dist. GO	5.500%	12/1/16 (3)	1,255	1,408
Tri Valley OH Local School Dist. GO	5.500%	12/1/19 (3)	1,785	2,029
Univ. of Akron OH General Receipts Rev	5.500%	1/1/10 (3)(Prere.)	2,545	2,760
Univ. of Akron OH General Receipts Rev. VRDO	3.060%	12/7/05 (3)	1,500	1,500
Univ. of Cincinnati OH COP	5.500%	6/1/14 (1)	1,000	1,083
Univ. of Cincinnati OH General Receipts	5.750%	6/1/11 (3)(Prere.)	1,285	1,430
Univ. of Cincinnati OH General Receipts	5.750%	6/1/11 (3)(Prere.)	1,500	1,670
Univ. of Cincinnati OH General Receipts	5.750%	6/1/11 (3)(Prere.)	2,500	2,783
Univ. of Cincinnati OH General Receipts	5.375%	6/1/17	2,000	2,142
Univ. of Cincinnati OH General Receipts	5.375%	6/1/18	2,595	2,773
Univ. of Cincinnati OH General Receipts	5.375%	6/1/20	2,880	3,072
Univ. of Toledo OH General Receipts	5.250%	6/1/16 (3)	1,080	1,154
Westerville OH City School Dist. GO	5.500%	6/1/11 (1)(Prere.)	2,000	2,185
Westerville OH City School Dist. GO	5.500%	6/1/11 (1)(Prere.)	1,225	1,338
Woodridge OH School Dist. GO	6.800%	12/1/14 (2)	2,000	2,345
Wooster OH School Dist. GO	0.000%	12/1/09 (4)	2,195	1,890
Wooster OH School Dist. GO	0.000%	12/1/10 (4)	2,265	1,872
Wooster OH School Dist. GO	0.000%	12/1/11 (4)	2,315	1,833
Outside Ohio:
Puerto Rico Electric Power Auth. Rev	5.000%	7/1/23 (1)	5,000	5,285
Puerto Rico GO	5.500%	7/1/20 (1)	1,600	1,825
Puerto Rico GO	5.500%	7/1/29	1,500	1,672
Puerto Rico Govt. Dev. Bank VRDO	2.850%	12/7/05 (1)	2,100	2,100
Puerto Rico Highway & Transp. Auth. Rev	5.500%	7/1/14 (Prere.)	3,400	3,801
Puerto Rico Infrastructure Financing Auth Special Tax Rev	5.500%	7/1/28 (3)	7,625	8,806
Puerto Rico Infrastructure Financing Auth Special Tax Rev	0.000%	7/1/37 (2)	10,000	2,087
Puerto Rico Muni. Finance Agency	5.250%	8/1/19 (4)	3,000	3,234
Puerto Rico Muni. Finance Agency	5.250%	8/1/20 (4)	2,500	2,693
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.500%	7/1/21 (1)	2,000	2,275
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	3,005	3,291
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (ETM)	305	371
Puerto Rico Public Finance Corp.	5.500%	8/1/29	995	1,032
Virgin Islands Public Finance Auth. Rev	5.250%	10/1/17	2,000	2,141
Total Municipal Bonds (Cost $501,821)				518,811

Ohio Long-Term Tax-Exempt Fund

Market Value• ($000)
Other Assets and Liabilities (1.6%)
Other Assets-Note B	9,669
Liabilities	(1,424)
8,245
Net Assets (100%)
Applicable to 43,935,234 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	527,056
Net Asset Value Per Share	$12.00

At November 30, 2005, net assets consisted of:[3]
	Amount ($000)	Per Share

Paid-in Capital	507,892	$11.56

Undistributed Net Investment Income	—	—

Accumulated Net Realized Gains	2,016.05

Unrealized Appreciation
Investment Securities	16,990.39

Futures Contracts	158	—

Net Assets	527,056	$12.00

•	See Note A in Notes to Financial Statements.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, the value of this security represented 0.5% of net assets.
2	Securities with a value of $737,000 have been segregated as initial margin for open futures contracts.
3	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7)FHA (Federal Housing Authority).
(8)CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc. The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended November 30, 2005
($000)
Investment Income
Income
Interest	23,054
Total Income	23,054
Expenses
The Vanguard Group—Note B
Investment Advisory Services	56
Management and Administrative	532
Marketing and Distribution	84
Custodian Fees	5
Auditing Fees	19
Shareholders' Reports	9
Trustees' Fees and Expenses	1
Total Expenses	706
Expenses Paid Indirectly-Note C	(6)
Net Expenses	700
Net Investment Income	22,354
Realized Net Gain (Loss)
Investment Securities Sold	4,757
Futures Contracts	(1,016)
Realized Net Gain (Loss)	3,741
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(10,744)
Futures Contracts	349
Change in Unrealized Appreciation (Depreciation)	(10,395)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,700

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

Year Ended November 30,
2005 ($000)	2004 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,354	22,103
Realized Net Gain (Loss)	3,741	3,583
Change in Unrealized Appreciation (Depreciation)	(10,395)	(8,636)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,700	17,050
Distributions
Net Investment Income	(22,354)	(22,103)
Realized Capital Gain1	(4,092)	(3,643)
Total Distributions	(26,446)	(25,746)
Capital Share Transactions—Note F
Issued	92,933	78,142
Issued in Lieu of Cash Distributions	19,588	19,003
Redeemed	(73,674)	(86,046)
Net Increase (Decrease) from Capital Share Transactions	38,847	11,099
Total Increase (Decrease)	28,101	2,403
Net Assets
Beginning of Period	498,955	496,552
End of Period	527,056	498,955

1	Includes fiscal 2005 and 2004 short-term gain distributions totaling $478,000 and $83,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

Year Ended November 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.24	$12.45	$12.14	$11.96	$11.53
Investment Operations
Net Investment Income	.527	.544	.546	.564	.576
Net Realized and Unrealized Gain (Loss) on Investments	(.140)	(.118)	.343	.217	.430
Total from Investment Operations	.387	.426	.889	.781	1.006
Distributions
Dividends from Net Investment Income	(.527)	(.544)	(.546)	(.564)	(.576)
Distributions from Realized Capital Gains	(.100)	(.092)	(.033)	(.037)	—
Total Distributions	(.627)	(.636)	(.579)	(.601)	(.576)
Net Asset Value, End of Period	$12.00	$12.24	$12.45	$12.14	$11.96
Total Return	3.20%	3.51%	7.44%	6.68%	8.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$527	$499	$497	$526	$484
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.15%	0.14%	0.17%
Ratio of Net Investment Income to Average Net Assets	4.32%	4.42%	4.40%	4.67%	4.84%
Portfolio Turnover Rate	22%	18%	4%	14%	19%

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Ohio Long-Term Tax-Exempt Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2005, the fund had contributed capital of $64,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. For the year ended November 30, 2005, these arrangements reduced the fund’s expenses by $6,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $412,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2005, the fund had $3,556,000 of long-term capital gains available for distribution. The fund had realized losses totaling $1,381,000 through November 30, 2005, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2005, net unrealized appreciation of investment securities for tax purposes was $15,609,000, consisting of unrealized gains of $17,215,000 on securities that had risen in value since their purchase and $1,606,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2005, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

30-Year U.S. Treasury Bond	(295)	33,049	158

Unrealized appreciation (depreciation) on open futures contacts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended November 30, 2005, the fund purchased $140,954,000 of investment securities and sold $106,773,000 of investment securities, other than temporary cash investments.

Ohio Long-Term Tax-Exempt Fund

F. Capital shares issued and redeemed were:

	Year Ended November 30,
	2005	2004
	Shares (000)	Shares (000)

Issued	7,624	6,326

Issued in Lieu of Cash Distributions	1,607	1,543

Redeemed	(6,050)	(6,999)

Net Increase (Decrease) in Shares Outstanding	3,181	870

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Ohio Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Exempt Funds, hereafter referred to as the “Funds”) at November 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 12, 2006

Special 2005 tax information (unaudited) for Vanguard Ohio Tax-Exempt Funds

This information for the fiscal year ended November 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The Long-Term Tax-Exempt Fund distributed $4,027,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2005
Ohio Tax-Exempt Fund	Beginning Account Value 5/31/2005	Ending Account Value 11/30/2005	Expenses Paid During Period[1]

Based on Actual Fund Return

Money Market	$1,000.00	$1,012.10	$0.66

Long-Term	1,000.00	1,000.19	0.70

Based on Hypothetical 5% Yearly Return

Money Market	$1,000.00	$1,024.35	$0.66

Long-Term	1,000.00	1,024.30	0.71

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1	The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.13% for the Ohio Tax Exempt Money Market Fund and 0.14% for the Ohio Long-Term Tax-Exempt Fund. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q960 012006

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2005: $33,000
Fiscal Year Ended November 30, 2004: $29,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2005: $2,152,740
Fiscal Year Ended November 30, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2005: $382,200
Fiscal Year Ended November 30, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2005: $98,400
Fiscal Year Ended November 30, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2005: $0
Fiscal Year Ended November 30, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2005: $98,400
Fiscal Year Ended November 30, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 20, 2006

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 20, 2006

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.